EATON VANCE UTILITIES FUND

                            Supplement to Prospectus
                               Dated May 1, 1999




The following replaces the first paragraph on page 8 of the prospectus:


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to provide a high level of total return, consisting of capital appreciation and relatively predictable income. The Fund seeks high total return consistent with prudent management and preservation of capital. The Fund invests principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. Under normal circumstances, the Fund invests at least 65% of its total assets in common stocks of utilities companies, including (among others) producers and distributors of gas power and electric energy, and communications service providers. The Fund may also invest up to 20% of its net assets in fixed-income securities (including up to 10% of net assets in lower rated fixed-income securities), and up to 20% of its total assets in foreign securities. The Fund at times may engage in derivative transactions (such as futures contracts and options) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities. The Fund may also invest in real estate investment trusts ("REITs").

The following replaces the seventh paragraph on page 10 of the prospectus:

UTILITIES FUND. Utilities Fund's investment objective is to provide a high level of total return, consisting of capital appreciation and relatively predictable income. The Fund seeks high total return consistent with prudent management and preservation of capital. The Fund currently invests in Utilities Portfolio. Utilities Portfolio invests principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. Under normal circumstances, Utilities Portfolio invests at least 65% of its total assets in common stocks of utilities. In recent years, dividend payments by certain utilities companies have grown more slowly than in the past (or have been reduced) due, in part, to industry deregulation (increasing price competition) and diversification into less established lines of business with greater capital requirements.





November 30, 1999                                                      COMBEQPS1